--------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               December 4, 2000


                      Greenwich Capital Acceptance, Inc.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



Delaware                           333-34330                06-1199884
--------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
of Incorporation)                  File Number)        Identification No.)

600 Steamboat Road
Greenwich, Connecticut                                        06830
--------------------------------------------------------------------------
(Address of Principal                                       (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (203) 622-2700

                                   No Change
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events
             ------------

     Filing of Computational Materials
     ---------------------------------

     In connection with the offering of HarborView Mortgage Loan Trust 2000-2 Mortgage Loan Pass-Through Certificates, Series 2000-2, Greenwich Capital Markets, Inc. (the "Underwriter") has prepared certain materials (the "Computational Materials") for distribution to its prospective investors. Although Greenwich Capital Acceptance, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     The Computational Materials are attached hereto as Exhibit 99.1. These Computational Materials supersede any prior computational information which may have been previously filed with the Securities and Exchange Commission.

     Item 7. Financial Statements; Pro Forma Financial Information and
Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

          99.1     Computational Materials.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GREENWICH CAPITAL ACCEPTANCE, INC.



                                       By:  /s/ John Graham
                                           -------------------------------
                                           Name:  John Graham
                                           Title:  Vice President



Dated:  December 6, 2000

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.                   Description
-----------                   -----------


99.1                          Computational Materials.